UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CORTEVA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CORTEVA, INC.

ATTN: OFFICE OF THE CORPORATE SECRETARY

974 CENTRE ROAD, BUILDING 735

WILMINGTON, DE 19805

D98400-P87428-Z84414

Your Vote Counts!

CORTEVA, INC.

2023 Annual Meeting

Vote by April 20, 2023

11:59 PM ET

You invested in CORTEVA, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 21, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 7, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	April 21, 2023
vote without entering a	8:00 AM Eastern Time
control number
Virtually at: www.virtualshareholdermeeting.com/CTVA2023

*	Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of the 13 directors named in the Proxy Statement.	For
Nominees:
1a.	Lamberto Andreotti

1b.	Klaus A. Engel	For

1c.	David C. Everitt	For

1d.	Janet P. Giesselman	For

1e.	Karen H. Grimes	For

1f.	Michael O. Johanns	For

1g.	Rebecca B. Liebert	For

1h.	Marcos M. Lutz	For

1i.	Charles V. Magro	For

1j.	Nayaki R. Nayyar	For

1k.	Gregory R. Page	For

1l.	Kerry J. Preete	For

1m.	Patrick J. Ward	For

2.	Advisory resolution to approve executive compensation of the Company’s named executive officers.	For

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023.	For

4.	Transaction of any other business as may properly come before the 2023 Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D98401-P87428-Z84414